UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)   (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2018

Item 1.  Reports to Stockholders.

Semiannual Report 11/30/2018 OppenheimerFunds® The Right Way to Invest Oppenheimer Global High Yield Fund Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1.800.225.5677.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Global High Yield Index
6-Month	-1.14%	-5.83%	0.11%
1-Year	-1.63	-6.31	-0.15
5-Year	2.47	1.47	4.53
Since Inception (11/8/13)	2.56	1.58	4.62

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

3        OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Performance Discussion

2018 has been a volatile year for markets. The year started off well in January with gains across most asset classes, but reversed course for the remainder of the year. Throughout the year, activity from central banks around the world was closely monitored as the liquidity they have been providing has been a key backstop to market sentiment over the past decade.

The U.S. Federal Reserve (Fed) increasingly tapered its re-investment program for both government and mortgage-backed securities. The Fed raised rates four times during 2018. Other central banks around the world also signaled a slow-down of liquidity support. While the European Central Bank (ECB) announcement in June was accepted as ‘dovish,’ it did commit to ending its purchase program by year-end. Later in the year, the Trump administration initiated aggressive U.S policies toward global trade relations, triggering fears of global trade wars. Particularly in focus was the application of tariffs and counter tariffs on a wide variety of goods traded between the U.S. and China. The concerns of strained trade relations caused by U.S. policy expanded to traditionally friendly trade partners: Canada, Mexico, and the European Union. While there were periods of respite from the negative sentiment of global trade wars, particularly when a reformed NAFTA agreement was signed by the three North American countries, fears of global trade wars weighed on markets during the year.

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of -1.14% during the six-month reporting period ended November 30, 2018, underperforming the JPMorgan Global High Yield Index’s (the “Index”) return of 0.11%.

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. The U.S. high yield bond portion of the Fund underperformed the Index in the energy and metals & mining sectors. In energy, the underperformance was primarily driven by security selection in two high-beta energy companies. Crude oil prices dropped approximately 22% during the month of November, causing the sector to widen significantly, particularly for high beta energy credits. The first position was also hampered by operational issues, which negatively affected the company’s production and cash flow guidance. On the other hand, the second position benefited from improved operational momentum, but underperformed with the drop in crude oil given its elevated leverage.

Our underperformance in the metals & mining sector during the period was primarily driven by an overweight position relative to the Index in a producer of advanced metal alloys, as well as an overweight in a major domestic steel producer. Metal prices were sharply

4        OPPENHEIMER GLOBAL HIGH YIELD FUND

lower across the board during the period given macro concerns on global growth and the negative effects of an escalating trade war with China. Both companies reported weaker than expected earnings on lower volumes and lower selling prices partially due to customer inventory destocking.

The U.S. high yield bond portion of the Fund outperformed the Index in the healthcare and telecommunications sectors. In healthcare, our outperformance relative to the Index was primarily driven by a significant overweight in the pharmaceutical sub-sector. One of the names driving this outperformance has delivered on debt reduction initiatives, refinancings to extend out the capital structure, and in growing its drug pipeline, both organically and through strategic acquisitions. The other piece to our outperformance came from our overweight positions in two credits that are diversifying their portfolios away from generic drugs, investing in new and existing opportunities, cutting costs to shore up margins and managing liquidity in the face of pending litigation.

Within the telecommunications sector, we benefited from our overweight position relative to the Index in the wireless sub-sector and our underweight position in the wireline sub-sector. Our overall telecommunications sector outperformance was driven primarily by an overweight position to a wireless operator that reported strong sales and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) growth on the back of better than expected phone additions.

Our emerging market corporate bond strategy produced a slight negative absolute return and it underperformed the overall return of the Index. It outperformed, however, the emerging market portion of the Index. Our overweight position in Brazil and our underweight position in Turkey were the main contributors to the strategy’s outperformance. We also benefited from our underweight in China property and from exposure to an independent oil producer in Colombia. Performance detractors included our overweight exposures in Argentina and in Ukraine. Returns were also adversely impacted by exposure to an oil and gas distributor with operations in Africa and from no exposure to Israel.

STRATEGY & OUTLOOK

At period end, we continue to have our largest allocation to the U.S. high yield sleeve, where we have our most significant overweight concentrations versus the Index in the telecommunications and broadcasting sectors. Our telecommunications overweight position is expressed in the wireless sub-sector, driven by the stabilization of average revenue per unit (ARPU), our expectation for continued handset net add growth, favorable regulatory trends, and potential positive mergers and acquisitions (M&A) catalysts in 2019. We are underweight the wireline sub-sector due to industry challenges including competitive markets and long tailed declines, and lower free cash flow (FCF) profiles given

5        OPPENHEIMER GLOBAL HIGH YIELD FUND

ongoing research and development (R&D) and capital expenditure (CAPEX) needs.

Within broadcasting, our concentration is focused on the TV and outdoor segments of the sector. We expect core advertising revenue to be relatively flat, but political ad spending to remain above traditional post-election year hangovers given the supportive economic backdrop and contentious political environment. We expect retransmission fees to continue to rise, leading to increased profitability and margin expansion. Additionally, we believe a looser regulatory climate and higher deal valuations could be constructive for M&A in the sector.

The U.S. high yield sleeve was underweight the technology and consumer sectors at period end. A number of fundamental and relative value factors lead us to remain cautious on the technology sector going into 2019. Broad issues include potential risks to overall IT spending as tax reform pulled forward demand in 2018. In addition, we expect competitive pricing and excess chip supply to pressure prices, while China-U.S. trade risks appear likely to hang over the market for the foreseeable future. Finally, despite the sector widening throughout the year, we believe sector yields are still tight relative to the Index. Within the sector, we are more cautious on hardware credits given higher leverage, lower yields, and a decrease in government tech-related spending. We are neutral on the remaining parts of the sector, including the PC market, which has shown signs of stabilization.

We are currently underweight the consumer products sector, driven by our underweight position in the portion of consumer credits that have tight valuations with limited upside potential. Additionally, we are underweight some of the higher beta credits that are currently challenged by heightened levels of inventories, retail bankruptcy filings and weak mass-market beauty trends that we expect will continue to pressure revenues, margins, leverage and cash flows in the coming quarters. We believe that the current lack of positive drivers needed to make the risk/reward dynamics more compelling is a reason to keep us on the sidelines for these credits.

In emerging markets, while global GDP growth continues to be in positive territory, some economic slowdowns in Europe and China somewhat tampered investor sentiment. Certain countries in emerging markets, such as Turkey and Argentina, are undergoing economic recessions. Geopolitical developments in 2018 exacerbated the more cautious investment sentiment. In our view, these factors, coupled with somewhat stretched valuations in the beginning of the year led to negative absolute returns for most asset classes. While we expect several of the headwinds to continue as we enter 2019, the starting point for the asset class is much more favorable. We believe this bodes well for return expectations in 2019 as the yield levels in emerging markets high yield are the highest since 2016. We believe that credit selection will, however, be paramount as the market is becoming increasingly more idiosyncratic with major central banks tightening policies.

6        OPPENHEIMER GLOBAL HIGH YIELD FUND

We remain constructive in Brazil as we see the new government targeting business friendly policies and we are repositioning our exposure in the country to higher-yielding domestic companies from more-defensive exporters. We also find good investment opportunities in Argentina and in Ukraine, but will closely monitor political developments in these countries with elections in 2019.

Chris Kelly, CFA Portfolio Manager

Ruta Ziverte Portfolio Manager

7        OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	92.8%
Investment Company Oppenheimer Institutional Government Money Market Fund	3.2
Foreign Government Obligations	2.1
Corporate Loans	1.4
Common Stocks	0.5
Rights, Warrants and Certificates	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2018, and are based on the total market value of investments.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	73.5%
Brazil	5.0
Canada	4.9
Argentina	1.9
Ukraine	1.7
Indonesia	1.6
Luxembourg	1.5
Mexico	1.0
Netherlands	1.0
Turkey	0.9

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2018, and are based on total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

8        OPPENHEIMER GLOBAL HIGH YIELD FUND

REGIONAL ALLOCATION

U.S./Canada	78.4%
Latin & South America	9.1
Europe	4.1
Asia	3.1
Middle East/Africa	3.0
Emerging Europe	2.3

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2018, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	3.2%
BBB	3.7
BB	43.7
B	38.8
CCC	8.5
CC	0.4
Unrated	1.7
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 30, 2018, and are subject to change. Except for securities labeled “Unrated,” all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Government Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

9        OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OGYAX)	11/8/13	-1.14%	-1.63%	2.47%	2.56%
Class C (OGYCX)	11/8/13	-1.38	-2.32	1.76	1.86
Class I (OGYIX)	11/8/13	-0.86	-1.29	2.82	2.92
Class R (OGYNX)	11/8/13	-1.15	-1.87	2.24	2.33
Class Y (OGYYX)	11/8/13	-0.88	-1.34	2.80	2.89

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/18

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OGYAX)	11/8/13	-5.83%	-6.31%	1.47%	1.58%
Class C (OGYCX)	11/8/13	-2.34	-3.25	1.76	1.86
Class I (OGYIX)	11/8/13	-0.86	-1.29	2.82	2.92
Class R (OGYNX)	11/8/13	-1.15	-1.87	2.24	2.33
Class Y (OGYYX)	11/8/13	-0.88	-1.34	2.80	2.89

STANDARDIZED YIELDS
For the 30 Days Ended 11/30/18
Class A	6.16%
Class C	5.75
Class I	6.83
Class R	6.21
Class Y	6.77

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 11/30/18
Class A	5.65%
Class C	5.14
Class I	6.42
Class R	5.52
Class Y	6.23

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended November 30, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and

10        OPPENHEIMER GLOBAL HIGH YIELD FUND

then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended November 30, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the JPMorgan Global High Yield Index. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11        OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12        OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During 6 Months Ended November 30, 2018
Class A	$1,000.00	$988.60	$5.30
Class C	1,000.00	986.20	8.80
Class I	1,000.00	991.40	3.55
Class R	1,000.00	988.50	6.55
Class Y	1,000.00	991.20	3.80

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.75	5.38
Class C	1,000.00	1,016.24	8.93
Class I	1,000.00	1,021.51	3.60
Class R	1,000.00	1,018.50	6.65
Class Y	1,000.00	1,021.26	3.86

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.06%
Class C	1.76
Class I	0.71
Class R	1.31
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

	Principal Amount	Value
Foreign Government Obligations—2.0%
Argentine Republic:
6.50% Sr. Unsec. Nts., 2/15/23[1]	$400,000	$337,280
7.50% Sr. Unsec. Nts., 4/22/26	265,000	225,650
Ukreximbank Via Biz Finance plc, 9.75% Sr. Unsec. Nts., 1/22/25[1]	250,000	237,500
Total Foreign Government Obligations (Cost $854,816)		800,430

Corporate Loans—1.3%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B7, 5.445% [LIBOR4+300], 11/17/25[2]	24,823	24,334
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 7.245% 2/27/23[3]	44,888	45,238
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 6.845% [LIBOR12+450], 4/6/24[2]	54,725	54,828
Clear Channel Communications, Inc., Extended Sr. Sec.
Credit Facilities 1st Lien Term Loan, Tranche D, 9.052%
[LIBOR4+675], 1/30/19[2,4]	65,000	46,484
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 6.85% [LIBOR4+450], 8/6/21[2]	28,491	26,639
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 6.956% [LIBOR4+425], 6/23/23[2]	34,318	30,007
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 6.345% 5/15/23[3,5]	50,000	47,886
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B2, 7.886% [LIBOR4+550], 9/30/22[2]	24,873	23,567
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B2, 9.777% [LIBOR12+725], 10/17/22[2]	139,049	121,633
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 5.568% [LIBOR12+325], 10/25/20[2]	88,300	76,882
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.32% [LIBOR12+300], 3/11/22[2]	19,897	16,711
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B6, 6.31% [LIBOR12+400], 3/29/21[2]	19,798	18,469
Total Corporate Loans (Cost $557,644)		532,678
Corporate Bonds and Notes—89.6%
Consumer Discretionary—17.8%
Auto Components—0.6%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	95,000	88,706
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[6]	20,000	18,300
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	60,000	58,650
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	35,000	32,069
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec.
Nts., 12/15/23[1]	30,000	30,225

14        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Auto Components (Continued)
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	$30,000	$24,300

		252,250

Automobiles—0.3%
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	60,000	44,550
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[1]	25,000	21,687
Williams Scotsman International, Inc., 6.875% Sr. Sec. Nts., 8/15/23[1]	45,000	44,325

		110,562

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	34,000	32,555

Diversified Consumer Services—0.1%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	15,000	11,362
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	20,000	15,950
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	25,000	23,375

		50,687

Entertainment—1.0%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	60,000	54,525
5.875% Sr. Sub. Nts., 11/15/26	65,000	58,012
6.125% Sr. Sub. Nts., 5/15/27	40,000	35,600
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	43,987
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	105,000	106,313
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	50,000	49,860
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28[1]	25,000	24,875
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	55,000	53,694

		426,866

Hotels, Restaurants & Leisure—5.1%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	65,000	61,669
5.00% Sec. Nts., 10/15/25[1]	110,000	103,950
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	65,000	62,075
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	66,675
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	65,000	63,131
6.375% Sr. Unsec. Nts., 4/1/26	20,000	19,950
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr.
Unsec. Nts., 10/15/25[1]	55,000	50,600
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	60,000	54,300
Downstream Development Authority of the Quapaw Tribe of
Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[6]	30,000	30,450

15        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	$50,000	$49,000
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	40,000	41,700
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	100,000	98,250
8.75% Sr. Sub. Nts., 10/1/25[1]	80,000	80,600
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	40,000	38,246
5.125% Sr. Unsec. Nts., 5/1/26[1]	50,000	49,125
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations
Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	65,000	65,244
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	105,000	108,675
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	25,000	23,125
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	40,000	37,592
5.25% Sr. Unsec. Nts., 6/1/26[1]	90,000	88,481
Marriott Ownership Resorts, Inc./ILG LLC, 6.50% Sr. Unsec.
Nts., 9/15/26[1]	25,000	25,000
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	80,000	81,088
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	45,000	44,494
6.00% Sr. Unsec. Nts., 3/15/23	75,000	76,406
6.625% Sr. Unsec. Nts., 12/15/21	45,000	47,250
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	65,000	62,481
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	60,000	55,350
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	75,000	71,250
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	115,000	107,945
10.00% Sr. Unsec. Nts., 12/1/22	95,000	98,966
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	45,000	43,200
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP
Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	25,000	23,437
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	50,000	47,125
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	35,000	32,014
5.50% Sr. Unsec. Nts., 3/1/25[1]	25,000	23,875
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	10,000	9,100
5.50% Sr. Unsec. Nts., 10/1/27[1]	10,000	8,875

		2,050,694

Household Durables—2.5%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[1]	200,000	180,958

16        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Household Durables (Continued)
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	$80,000	$66,000
6.75% Sr. Unsec. Nts., 3/15/25	150,000	132,562
7.25% Sr. Unsec. Nts., 2/1/23	4,000	3,780
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	35,000	36,575
Lennar Corp., 4.50% Sr. Unsec. Nts., 4/30/24	85,000	81,600
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	70,000	64,750
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	70,000	54,687
PulteGroup, Inc., 5.50% Sr. Unsec. Nts., 3/1/26	55,000	54,467
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	75,000	74,906
Taylor Morrison Communities, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	85,000	85,637
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II,
Inc., 5.875% Sr. Unsec. Nts., 4/15/23[6]	45,000	44,269
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	15,000	14,498
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	89,000	76,318
6.00% Sr. Unsec. Nts., 9/1/23	45,000	41,513

		1,012,520

Leisure Equipment & Products—0.1%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[1]	35,000	33,075
Media—5.7%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	20,000	19,800
7.50% Sr. Sec. Nts., 5/15/26[1]	45,000	42,412
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	70,000	67,287
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	50,000	48,188
8.125% Sr. Sec. Nts., 2/1/27[1]	45,000	44,212
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	20,000	19,125
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	45,000	41,964
5.00% Sr. Unsec. Nts., 4/1/24	25,000	24,094
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	40,000	40,700
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	25,000	23,868
5.00% Sr. Unsec. Nts., 2/1/28[1]	70,000	65,362
5.125% Sr. Unsec. Nts., 5/1/27[1]	79,000	75,050
5.375% Sr. Unsec. Nts., 5/1/25[1]	15,000	14,775
5.75% Sr. Unsec. Nts., 2/15/26[1]	90,000	90,226
5.875% Sr. Unsec. Nts., 4/1/24[1]	25,000	25,281
5.875% Sr. Unsec. Nts., 5/1/27[1]	15,000	14,794
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	25,000	25,688
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	120,000	122,436
Series B, 7.625% Sr. Sub. Nts., 3/15/20	120,000	120,300

17        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	$80,000	$76,200
5.50% Sr. Sec. Nts., 5/15/26[1]	20,000	19,422
5.50% Sr. Unsec. Nts., 4/15/27[1]	70,000	67,375
10.875% Sr. Unsec. Nts., 10/15/25[1]	75,000	86,625
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	170,000	145,563
7.75% Sr. Unsec. Nts., 7/1/26	35,000	31,128
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	70,000	67,200
5.875% Sr. Unsec. Nts., 7/15/26[1]	100,000	97,500
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	115,000	82,800
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	40,000	34,200
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	20,000	20,500
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	90,000	87,075
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	105,000	94,763
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	45,000	42,975
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	35,219
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	25,000	23,156
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	50,875
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	20,000	18,775
5.125% Sr. Sec. Nts., 2/15/25[1]	95,000	86,889
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	15,000	14,428
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	65,000	61,363
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	130,000	121,388

		2,290,981

Multiline Retail—0.2%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	45,000	37,462
7.40% Sr. Unsec. Nts., 4/1/37	20,000	7,600
8.625% Sec. Nts., 3/15/25[1]	75,000	44,813
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	20,000	9,900

		99,775

Specialty Retail—1.9%
Claire’s Stores, Inc., 9.00%, 3/15/19[4,7]	35,000	22,054
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	35,000	31,238
8.25% Sr. Unsec. Nts., 4/15/25[1]	75,000	67,219
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	60,000	60,150
6.75% Sr. Unsec. Nts., 3/15/21[1]	80,000	81,000
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	25,000	22,086
6.875% Sr. Unsec. Nts., 11/1/35	155,000	132,864

18        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Specialty Retail (Continued)
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	$45,000	$42,356
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	45,000	43,547
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	60,000	46,200
7.125% Sr. Unsec. Nts., 3/15/23[1]	25,000	16,875
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	50,000	44,625
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	165,000	146,850

		757,064

Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	40,000	38,700
4.875% Sr. Unsec. Nts., 5/15/26[1]	45,000	42,525

		81,225

Consumer Staples—3.9%
Food & Staples Retailing—1.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertson LP/
Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	90,000	87,187
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	70,000	52,136
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	44,000	43,890
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	65,000	53,300
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	45,000	43,988
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	120,000	103,800
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	160,000	120,800
7.75% Sr. Sec. Nts., 1/15/24[1]	25,000	25,625

		530,726

Food Products—2.3%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	20,000	18,977
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	65,000	57,200
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	110,000	106,838
6.75% Sr. Unsec. Nts., 2/15/28[1]	115,000	111,981
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	260,000	224,857
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	250,000	228,750
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	70,000	68,425
5.875% Sr. Unsec. Nts., 9/30/27[1]	25,000	23,750
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	20,000	18,450
5.75% Sr. Unsec. Nts., 3/1/27[1]	70,000	65,975

		925,203

Household Products—0.2%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	55,000	47,438

19        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Products (Continued)
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	$ 25,000	$ 24,250

		71,688

Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	65,000	65,162
Energy—17.1%
Energy Equipment & Services—3.4%
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	25,000	23,750
Bristow Group, Inc.:
6.25% Sr. Unsec. Nts., 10/15/22	35,000	17,806
8.75% Sr. Sec. Nts., 3/1/23[1]	45,000	37,687
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	95,000	79,325
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	10,000	9,975
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50% Sr.
Sec. Nts., 4/1/25[1]	25,000	24,562
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	55,000	41,422
7.75% Sr. Unsec. Nts., 2/1/26	10,000	8,287
Eterna Capital Pte Ltd., 8.00% Sr. Sec. Nts., 12/11/22[8]	306,333	282,718
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr.
Unsec. Nts., 5/1/25	20,000	19,925
Hi-Crush Partners LP, 9.50% Sr. Unsec. Nts., 8/1/26[1]	35,000	29,137
KCA Deutag UK Finance plc, 7.25% Sr. Sec. Nts., 5/15/21[1]	25,000	20,500
McDermott Technology Americas, Inc./McDermott Technology
US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	130,000	112,775
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	40,000	32,724
Nine Energy Service, Inc., 8.75% Sr. Unsec. Nts., 11/1/23[1]	25,000	24,750
Noble Holding International Ltd., 7.875% Sr. Unsec. Nts., 2/1/26[1]	50,000	46,813
Parker Drilling Co.:
6.75% Sr. Unsec. Nts., 7/15/22	50,000	28,750
7.50% Sr. Unsec. Nts., 8/1/20	10,000	6,950
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	135,000	108,338
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	35,000	32,638
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	55,000	48,950
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	35,000	31,369
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	25,000	24,625
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	25,000	24,500
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	25,000	23,375
9.00% Sr. Unsec. Nts., 7/15/23[1]	80,000	82,050
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	30,000	30,465
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	20,000	19,400

20        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	$137,000	$92,475

		1,366,041

Oil, Gas & Consumable Fuels—13.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	20,000	14,450
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	65,000	60,694
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	23,000	24,437
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	25,000	21,625
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	10,000	9,550
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	50,000	49,500
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	57,000	43,605
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	30,000	27,037
7.625% Sr. Unsec. Nts., 1/15/22	70,000	62,650
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	35,000	32,900
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	45,000	43,706
7.00% Sr. Sec. Nts., 6/30/24	70,000	75,600
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	43,000	42,462
7.00% Sr. Unsec. Nts., 10/1/24	135,000	126,225
7.50% Sr. Unsec. Nts., 10/1/26	45,000	41,962
8.00% Sr. Unsec. Nts., 1/15/25	40,000	38,650
8.00% Sr. Unsec. Nts., 6/15/27	15,000	14,325
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	20,000	19,953
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	5,000	4,981
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	35,000	21,787
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	25,000	24,531
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	95,000	89,300
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	95,000	94,525
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	30,000	29,925
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	85,000	85,637
9.25% Sec. Nts., 3/31/22[1]	40,000	40,100
Endeavor Energy Resources LP/EER Finance, Inc., 5.75% Sr. Unsec. Nts., 1/30/28[1]	25,000	25,750
Energy Transfer LP, 5.875% Sr. Sec. Nts., 1/15/24	75,000	77,531
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	105,000	108,544

21        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	$35,000	$33,862
8.00% Sr. Sec. Nts., 11/29/24[1]	55,000	48,125
8.00% Sec. Nts., 2/15/25[1]	123,000	62,115
9.375% Sec. Nts., 5/1/24[1]	150,000	84,000
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	25,000	22,125
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	20,000	17,400
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[1]	300,000	304,125
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	50,000	47,000
6.25% Sr. Unsec. Nts., 5/15/26	80,000	70,600
6.50% Sr. Unsec. Nts., 10/1/25	70,000	64,050
6.75% Sr. Unsec. Nts., 8/1/22	35,000	34,912
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	20,000	18,400
6.375% Sr. Unsec. Nts., 5/15/25	25,000	22,781
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	45,000	34,762
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	25,000	24,375
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	16,000	15,680
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	20,000	18,600
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	24,812
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	40,000	37,000
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[1]	215,000	190,923
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	73,000	27,010
Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22	30,000	28,350
6.25% Sr. Unsec. Nts., 3/15/23	20,000	18,750
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[6]	20,000	18,600
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]	170,000	147,690
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	45,000	46,069
7.00% Sr. Unsec. Nts., 3/31/24[1]	40,000	37,650
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]	65,000	59,800
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	35,000	35,747
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24[1,8]	208,828	125,036
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	25,000	25,625
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	110,000	98,450
7.50% Sr. Unsec. Nts., 11/1/23	60,000	58,860
Northern Oil & Gas, Inc., 9.50% Sec. Nts., 5/15/23[1,8]	10,000	9,900

22        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27	$30,000	$28,462
Oasis Petroleum, Inc.:
6.25% Sr. Unsec. Nts., 5/1/26[1]	25,000	23,219
6.875% Sr. Unsec. Nts., 1/15/23	20,000	19,775
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]	25,000	24,313
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]	35,000	33,425
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23	30,000	30,150
7.25% Sr. Unsec. Nts., 6/15/25	25,000	24,875
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23	45,000	45,112
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26	45,000	42,075
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[1]	25,000	24,094
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23	165,000	158,202
5.75% Sr. Unsec. Nts., 2/1/29	400,000	367,200
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]	200,000	160,091
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26	55,000	50,463
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	170,000	171,573
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[1]	300,000	312,003
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	135,000	34,425
7.25% Sr. Sec. Nts., 2/15/23[1]	50,000	43,375
7.75% Sr. Unsec. Nts., 6/15/21	50,000	14,875
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22	20,000	19,200
5.625% Sr. Unsec. Nts., 11/15/23	45,000	42,075
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27	25,000	24,000
6.75% Sr. Unsec. Nts., 9/15/26	10,000	9,650
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25	20,000	19,225
7.50% Sr. Unsec. Nts., 4/1/26	25,000	25,313
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25	25,000	22,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	75,000	71,250
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23[1]	30,000	29,325
5.50% Sr. Unsec. Nts., 2/15/26[1]	15,000	14,325
5.875% Sr. Unsec. Nts., 3/15/28[1]	34,000	32,258
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	35,000	35,263
5.50% Sr. Unsec. Nts., 1/15/28[1]	35,000	34,475
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28	55,000	50,969
5.875% Sr. Unsec. Nts., 4/15/26[1]	50,000	50,000

23        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	$10,000	$9,150
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	30,000	15,300
7.125% Sr. Unsec. Nts., 4/15/25[1]	20,000	8,350
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	35,000	34,300
W&T Offshore, Inc., 9.75% Sec. Nts., 11/1/23[1]	5,000	4,513
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26	45,000	43,538
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25	25,000	24,500
WPX Energy, Inc.:
5.75% Sr. Unsec. Nts., 6/1/26	25,000	24,125
8.25% Sr. Unsec. Nts., 8/1/23	40,000	43,900

		5,559,837

Financials—9.9%
Capital Markets—2.1%
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	25,000	24,531
10.75% Sr. Unsec. Nts., 9/1/24[6]	55,000	50,462
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[1]	25,000	23,719
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	135,000	125,381
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25	50,000	49,500
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	220,000	221,073
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]	25,000	24,834
Pisces Midco, Inc., 8.00% Sec. Nts., 4/15/26[1]	15,000	14,306
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	73,000	77,563
Refinitiv US Holdings, Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]	25,000	24,703
8.25% Sr. Unsec. Nts., 11/15/26[1]	25,000	23,875
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	35,000	34,475
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	70,000	66,325
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	25,000	23,844
5.00% Sr. Unsec. Nts., 1/31/28[1]	15,000	13,486
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	70,000	63,000

		861,077

Commercial Banks—1.4%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,9]	40,000	40,000

24        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Commercial Banks (Continued)
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]	$200,000	$183,300
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21	40,000	40,000
5.00% Sr. Unsec. Nts., 8/15/22	10,000	10,063
5.25% Sr. Unsec. Nts., 3/7/25	25,000	25,182
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]	200,000	202,380
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	55,000	53,625

		554,550

Consumer Finance—1.7%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	55,000	49,500
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	40,000	40,100
5.75% Sub. Nts., 11/20/25	100,000	102,500
8.00% Sr. Unsec. Nts., 11/1/31	45,000	52,771
Enova International, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	70,000	63,875
Navient Corp.:
5.50% Sr. Unsec. Nts., 1/15/19	35,000	35,026
5.875% Sr. Unsec. Nts., 10/25/24	65,000	58,662
6.50% Sr. Unsec. Nts., 6/15/22	40,000	40,200
6.625% Sr. Unsec. Nts., 7/26/21	20,000	20,250
6.75% Sr. Unsec. Nts., 6/25/25	60,000	55,800
6.75% Sr. Unsec. Nts., 6/15/26	35,000	31,763
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]	70,000	65,758
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]	50,000	45,688

		661,893

Diversified Financial Services—0.2%
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]	35,000	34,475
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]	10,000	10,037
5.50% Sr. Unsec. Nts., 2/15/24[1]	50,000	50,432

		94,944

Insurance—0.5%
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]	150,000	137,625
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21	20,000	20,300
7.70% Sr. Unsec. Nts., 6/15/20	30,000	30,675
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]	25,000	23,875

		212,475

25        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—2.2%
AHP Health Partners, Inc., 9.75% Sr. Unsec. Nts., 7/15/26[1]	$25,000	$25,062
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27	55,000	54,312
5.875% Sr. Unsec. Nts., 1/15/26	90,000	91,575
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	90,000	83,588
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]	35,000	31,194
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19	17,000	17,034
5.25% Sr. Unsec. Nts., 9/15/22	65,000	62,238
6.00% Sr. Unsec. Nts., 4/1/22	95,000	93,960
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	56,169
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27	70,000	66,675
6.375% Sr. Unsec. Nts., 3/1/24	15,000	15,600
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	40,000	40,200
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22	60,000	58,200
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25	70,000	65,450
5.00% Sr. Unsec. Nts., 12/15/21	65,000	65,073
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	65,000	60,531
		886,861
Real Estate Management & Development—1.1%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[10]	150,000	152,366
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	65,000	61,913
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]	70,000	63,350
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	40,000	38,600
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	85,000	76,819
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	65,000	58,500
		451,548
Thrifts & Mortgage Finance—0.7%
Nationstar Mortgage Holdings, Inc., 8.125% Sr. Unsec. Nts., 7/15/23[1]	35,000	35,438
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	35,000	33,512
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	90,000	80,438
5.75% Sr. Unsec. Nts., 5/1/25[1]	85,000	80,962
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	45,000	42,750
		273,100

26        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Health Care—8.2%
Biotechnology—0.3%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]	$125,000	$117,500
Health Care Equipment & Supplies—0.2%
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	40,000	41,550
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	45,000	45,900
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	10,000	9,550

		97,000
Health Care Providers & Services—4.2%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	25,000	24,708
6.50% Sr. Unsec. Nts., 3/1/24	20,000	19,700
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	60,000	60,450
5.375% Sr. Unsec. Nts., 6/1/26[1]	75,000	75,656
6.125% Sr. Unsec. Nts., 2/15/24	20,000	20,848
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	145,000	135,031
6.875% Sr. Unsec. Nts., 2/1/22	44,000	22,009
8.125% Sec. Nts., 6/30/24[1]	4,000	3,070
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	25,000	23,594
5.125% Sr. Unsec. Nts., 7/15/24	120,000	115,800
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24	110,000	110,550
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[1]	70,000	65,793
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	45,000	45,394
5.375% Sr. Unsec. Nts., 9/1/26	115,000	114,137
5.50% Sr. Sec. Nts., 6/15/47	35,000	33,775
5.625% Sr. Unsec. Nts., 9/1/28	120,000	118,350
5.875% Sr. Unsec. Nts., 2/15/26	25,000	25,812
7.50% Sr. Unsec. Nts., 2/15/22	120,000	129,900
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	30,808
RegionalCare Hospital Partners Holdings, Inc./LifePoint
Health, Inc., 9.75% Sr. Unsec. Nts., 12/1/26[1]	75,000	74,906
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	60,000	60,657
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	50,000	49,375
6.75% Sr. Unsec. Nts., 6/15/23	115,000	113,994
7.50% Sec. Nts., 1/1/22[1]	45,000	46,744
8.125% Sr. Unsec. Nts., 4/1/22	70,000	72,800
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	25,000	24,250
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	70,000	70,088

		1,688,199

27        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Technology—0.2%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts.,
3/1/28[1]	$70,000	$64,449
Life Sciences Tools & Services—0.1%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	35,000	32,995
Pharmaceuticals—3.2%
Bausch Health Cos., Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	30,000	29,100
5.50% Sr. Sec. Nts., 11/1/25[1]	85,000	83,831
5.875% Sr. Unsec. Nts., 5/15/23[1]	85,000	82,875
6.125% Sr. Unsec. Nts., 4/15/25[1]	120,000	112,944
7.00% Sr. Sec. Nts., 3/15/24[1]	60,000	62,925
9.00% Sr. Unsec. Nts., 12/15/25[1]	110,000	116,463
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]	15,000	14,972
6.00% Sr. Unsec. Nts., 7/15/23[1]	120,000	100,217
6.00% Sr. Unsec. Nts., 2/1/25[1]	110,000	87,278
Endo Finance LLC/Endo Finco, Inc.:
5.375% Sr. Unsec. Nts., 1/15/23[1]	155,000	128,262
7.25% Sr. Unsec. Nts., 1/15/22[1]	15,000	14,119
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	20,000	19,840
5.50% Sr. Unsec. Nts., 4/15/25[1]	110,000	88,137
5.625% Sr. Unsec. Nts., 10/15/23[1]	25,000	21,594
5.75% Sr. Unsec. Nts., 8/1/22[1]	85,000	77,562
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	30,000	29,869
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	45,000	43,009
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	20,000	19,776
3.15% Sr. Unsec. Nts., 10/1/26	25,000	20,412
6.00% Sr. Unsec. Nts., 4/15/24	70,000	69,884
Valeant Pharmaceuticals International, 8.50% Sr. Unsec. Nts.,
1/31/27[1]	75,000	77,813

		1,300,882
Industrials—8.9%
Aerospace & Defense—1.7%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	45,000	43,791
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	40,000	38,104
7.50% Sr. Unsec. Nts., 12/1/24[1]	100,000	95,375
7.50% Sr. Unsec. Nts., 3/15/25[1]	115,000	109,681
8.75% Sr. Unsec. Nts., 12/1/21[1]	60,000	62,100
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	50,000	48,000
5.00% Sr. Unsec. Nts., 8/1/24[1]	25,000	23,625

28        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Aerospace & Defense (Continued)
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	$35,000	$36,094
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	55,000	53,825
6.50% Sr. Sub. Nts., 7/15/24	45,000	45,225
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	70,000	63,175
7.75% Sr. Unsec. Nts., 8/15/25	85,000	78,412

		697,407
Airlines—0.8%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	30,000	30,075
Gol Finance, Inc., 7.00% Sr. Unsec. Nts., 1/31/25[1]	250,000	220,627
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	65,000	64,188

		314,890
Building Products—0.2%
JELD-WEN, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	10,000	8,975
4.875% Sr. Unsec. Nts., 12/15/27[1]	10,000	8,750
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	80,000	76,300
		94,025
Commercial Services & Supplies—1.9%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	80,000	74,000
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[6,8]	47,108	37,922
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[8]	75,000	69,562
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	70,000	64,575
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	75,000	75,327
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	70,000	67,637
5.875% Sr. Unsec. Nts., 7/1/25	25,000	23,625
6.00% Sr. Unsec. Nts., 1/1/27	50,000	46,750
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	65,000	61,262
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[1]	75,000	67,313
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	34,000	35,190
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[6]	25,000	24,563
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	10,000	9,225
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[6]	60,000	56,850
8.50% Sr. Unsec. Nts., 10/15/25[1]	55,000	45,650

		759,451
Construction & Engineering—0.3%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	45,000	41,096
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	25,000	23,063

29        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction & Engineering (Continued)
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	$50,000	$48,125

		112,284
Electrical Equipment—0.5%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	90,000	90,562
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	65,000	63,700
Vertiv Intermediate Holding Corp., 12.00% Sr. Unsec. Nts., 2/15/22[1,8]	45,000	43,369

		197,631
Industrial Conglomerates—0.3%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	45,000	46,575
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%
Sr. Unsec. Nts., 2/1/22	40,000	40,287
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	60,000	50,018

		136,880
Machinery—1.2%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	20,000	18,100
5.00% Sr. Unsec. Nts., 10/1/24[1]	45,000	43,425
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]	92,000	90,850
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26[1]	25,000	24,562
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	45,000	45,450
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	15,000	14,588
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	80,000	79,501
Stevens Holding Co., Inc., 6.125% Sr. Unsec. Nts., 10/1/26[1]	50,000	49,500
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	45,000	41,470
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23[1]	50,000	46,375
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	20,000	17,850

		471,671
Professional Services—0.2%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	70,000	62,125
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	20,000	18,811

		80,936
Road & Rail—0.6%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]	25,000	24,625
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%
Sr. Unsec. Nts., 3/15/25[1]	45,000	40,275
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	25,000	24,625
Hertz Corp. (The):
5.50% Sr. Unsec. Nts., 10/15/24[1]	50,000	39,875
5.875% Sr. Unsec. Nts., 10/15/20	55,000	54,395
7.375% Sr. Unsec. Nts., 1/15/21	25,000	24,819

30        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Road & Rail (Continued)
Hertz Corp. (The): (Continued) 7.625% Sec. Nts., 6/1/22[1]	$60,000	$59,250

		267,864
Trading Companies & Distributors—1.2%
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	25,000	25,012
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	45,000	42,075
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25	70,000	65,537
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]	41,000	43,153
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	65,000	63,619
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25	25,000	23,211
4.875% Sr. Unsec. Nts., 1/15/28	57,000	51,549
5.875% Sr. Unsec. Nts., 9/15/26	115,000	112,125
6.50% Sr. Unsec. Nts., 12/15/26	50,000	50,313

		476,594
Information Technology—5.1%
Communications Equipment—0.8%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	50,000	46,565
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	120,000	120,900
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	75,000	74,906
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	40,000	38,800
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	40,000	33,400
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	25,000	23,688

		338,259
Electronic Equipment, Instruments, & Components—0.3%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22	25,000	24,484
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	35,000	35,000
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	65,000	62,238

		121,722
Internet Software & Services—0.3%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	115,000	97,750
IT Services—1.7%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	25,000	24,969
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	25,000	24,375
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	90,000	87,975
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	70,000	70,962
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	35,000	34,648
5.75% Sec. Nts., 1/15/24[1]	70,000	70,525
7.00% Sr. Unsec. Nts., 12/1/23[1]	125,000	129,375
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	60,000	59,325

31        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
IT Services (Continued)
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]	$10,000	$9,225
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[6]	75,000	74,250
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	75,000	74,812
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	35,000	33,513

		693,954
Semiconductors & Semiconductor Equipment—0.5%
Micron Technology, Inc., 5.50% Sr. Unsec. Nts., 2/1/25	10,000	10,087
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	115,000	113,059
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26[1]	45,000	43,763
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	25,000	24,750

		191,659
Software—1.0%
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	20,000	20,331
7.125% Sr. Unsec. Nts., 6/15/24[1]	65,000	68,181
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	50,000	50,500
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	70,000	70,262
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	40,000	38,824
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	50,000	53,062
Uber Technologies, Inc.:
7.50% Sr. Unsec. Nts., 11/1/23[1]	25,000	24,500
8.00% Sr. Unsec. Nts., 11/1/26[1]	25,000	24,562
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	75,000	67,313

		417,535
Technology Hardware, Storage & Peripherals—0.5%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]	70,000	66,063
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	75,000	69,750
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	44,550

		180,363
Materials—7.9%
Chemicals—2.7%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22	25,000	24,906
6.875% Sr. Unsec. Nts., 5/15/43	20,000	19,950
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]	35,000	34,781
9.00% Sr. Unsec. Nts., 10/1/25[1]	75,000	76,219
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23	25,000	28,036
CF Industries, Inc., 5.15% Sr. Unsec. Nts., 3/15/34	25,000	21,625
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	29,000	29,507
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]	25,000	24,437

32        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Chemicals (Continued)
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	$15,000	$15,811
Hexion, Inc.: 6.625% Sr. Sec. Nts., 4/15/20	170,000	141,100
10.375% Sr. Sec. Nts., 2/1/22[1]	25,000	20,937
Huntsman International LLC, 4.875% Sr. Unsec. Nts., 11/15/20	25,000	25,344
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	45,000	40,500
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	20,000	18,250
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]	15,000	15,412
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]	25,000	23,344
5.25% Sr. Unsec. Nts., 8/1/23[1]	25,000	24,219
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30	20,000	17,875
5.125% Sr. Unsec. Nts., 9/15/27	25,000	23,601
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]	200,000	182,179
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]	10,000	9,800
6.50% Sr. Unsec. Nts., 2/1/22[1]	20,000	20,450
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]	20,000	18,900
6.75% Sr. Sec. Nts., 11/15/22[1]	25,000	26,063
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]	70,000	65,100
Starfruit Finco BV/Starfruit US Holdco LLC, 8.00% Sr. Unsec.
Nts., 10/1/26[1]	35,000	33,688
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]	45,000	38,363
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec.
Nts., 7/15/25[1]	70,000	56,700

		1,077,097
Construction Materials—0.2%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	10,000	9,287
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]	25,000	22,750
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	65,000	61,913

		93,950
Containers & Packaging—1.6%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,8]	73,198	61,578
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]	50,000	45,562
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	35,000	34,475
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%
Sr. Unsec. Nts., 2/1/26[1]	25,000	24,157

33        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Containers & Packaging (Continued)
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]	$45,000	$42,525
Intertape Polymer Group, Inc., 7.00% Sr. Unsec. Nts., 10/15/26[1]	50,000	50,250
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	45,000	42,187
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	45,000	44,944
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	65,000	58,825
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	70,000	68,425
7.00% Sr. Unsec. Nts., 7/15/24[1]	90,000	89,944
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	55,000	55,000
6.875% Sr. Unsec. Nts., 7/15/33[1]	25,000	25,563

		643,435
Metals & Mining—3.2%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	95,000	77,662
7.00% Sr. Unsec. Nts., 3/15/27	30,000	25,050
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	45,000	43,987
6.75% Sr. Unsec. Nts., 9/30/24[1]	20,000	20,750
7.00% Sr. Unsec. Nts., 9/30/26[1]	20,000	20,850
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	20,000	20,850
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	45,000	47,081
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	25,000	26,387
7.00% Sr. Unsec. Nts., 10/15/39	10,000	10,661
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	70,000	64,662
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	45,000	43,200
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	40,000	37,000
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec.
Nts., 3/1/22[1]	65,000	57,931
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	25,000	22,062
6.875% Sr. Unsec. Nts., 3/1/26[1]	25,000	21,531
7.00% Sr. Unsec. Nts., 2/15/21[1]	25,000	24,602
7.25% Sr. Unsec. Nts., 4/1/23[1]	60,000	55,800
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	30,000	29,625
4.55% Sr. Unsec. Nts., 11/14/24	50,000	46,625
5.40% Sr. Unsec. Nts., 11/14/34	25,000	21,188
5.45% Sr. Unsec. Nts., 3/15/43	30,000	24,675
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	70,000	69,825
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	40,000	34,600
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	200,000	181,853
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	30,000	30,188

34        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Metals & Mining (Continued)
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	$60,000	$59,550
SunCoke Energy Partners LP/SunCoke Energy Partners Finance
Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	30,000	29,550
Teck Resources Ltd., 5.20% Sr. Unsec. Nts., 3/1/42	60,000	53,182
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	15,000	13,772
6.875% Sr. Unsec. Nts., 8/15/25	75,000	71,438
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[6]	25,000	26,688

		1,312,825
Paper & Forest Products—0.2%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	25,000	22,875
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	14,662
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	20,000	18,300
6.50% Sr. Unsec. Nts., 2/1/24	20,000	20,000

		75,837
Telecommunication Services—7.2%
Diversified Telecommunication Services—4.2%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	240,000	222,902
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	65,000	60,937
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	25,000	25,344
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	50,000	51,312
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	45,000	46,294
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	25,000	22,250
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 9/15/26[1]	35,000	33,950
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	100,000	91,132
8.75% Sr. Unsec. Nts., 4/15/22	45,000	33,187
10.50% Sr. Unsec. Nts., 9/15/22	110,000	88,550
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21	10,000	10,013
Intelsat Connect Finance SA, 9.50% Sr. Unsec. Nts., 2/15/23[1]	35,000	32,769
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	20,000	17,700
8.00% Sr. Sec. Nts., 2/15/24[1]	50,000	52,440
8.50% Sr. Unsec. Nts., 10/15/24[1]	45,000	44,611
9.75% Sr. Unsec. Nts., 7/15/25[1]	70,000	72,450
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	50,000	47,375
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	115,000	111,320
Oi SA, 10.00% Sr. Unsec. Nts., 7/27/25[8]	200,000	203,500
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	20,000	17,150
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	60,000	57,906
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	55,000	54,244
4.50% Sr. Unsec. Nts., 2/1/26	20,000	18,794
4.75% Sr. Unsec. Nts., 2/1/28	20,000	18,546

35        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
T-Mobile USA, Inc.: (Continued)
5.125% Sr. Unsec. Nts., 4/15/25	$55,000	$54,725
5.375% Sr. Unsec. Nts., 4/15/27	30,000	29,250
6.00% Sr. Unsec. Nts., 4/15/24	40,000	40,950
Windstream Services LLC/Windstream Finance Corp.:
8.625% Sr. Sec. Nts., 10/31/25	64,000	59,520
10.50% Sec. Nts., 6/30/24[1]	13,000	10,725
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	20,000	19,150
6.00% Sr. Unsec. Nts., 4/1/23	75,000	75,000

		1,723,996
Wireless Telecommunication Services—3.0%
Fortress Transportation & Infrastructure Investors LLC, 6.50% Sr. Unsec. Nts., 10/1/25[1]	70,000	67,900
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]	10,000	10,912
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23	70,000	67,550
6.125% Sr. Unsec. Nts., 5/15/22	65,000	65,325
6.875% Sr. Unsec. Nts., 3/15/25	50,000	47,188
7.125% Sr. Unsec. Nts., 3/15/26	70,000	65,931
8.25% Sr. Unsec. Nts., 12/15/20	45,000	47,623
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	102,363	99,164
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	165,000	165,347
7.00% Sr. Unsec. Nts., 3/1/20[1]	50,000	51,813
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	210,000	213,675
7.625% Sr. Unsec. Nts., 3/1/26	70,000	71,925
7.875% Sr. Unsec. Nts., 9/15/23	170,000	178,925
Trilogy International Partners LLC/Trilogy International
Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[6]	55,000	54,038

		1,207,316
Utilities—3.6%
Electric Utilities—1.5%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	200,000	168,270
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	200,000	187,002
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]	250,000	238,000
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]	15,000	13,819

		607,091
Gas Utilities—0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	50,000	46,562

36        OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Gas Utilities (Continued)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625% Sr. Unsec. Nts., 6/15/20	$10,000	$7,600
Suburban Propane Partners LP/Suburban Energy Finance
Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	50,050
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr.
Unsec. Nts., 7/15/26[1]	25,000	24,750

		128,962
Independent Power and Renewable Electricity Producers—1.2%
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	25,000	24,687
6.00% Sr. Unsec. Nts., 5/15/26	50,000	51,750
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	100,000	93,375
5.75% Sr. Unsec. Nts., 1/15/25	70,000	64,575
5.875% Sr. Sec. Nts., 1/15/24[1]	20,000	20,050
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1]	25,000	24,125
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]	25,000	24,625
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27	55,000	56,233
7.25% Sr. Unsec. Nts., 5/15/26	55,000	58,369
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	45,000	41,287
Vistra Operations Co. LLC, 5.50% Sr. Unsec. Nts., 9/1/26[1]	25,000	24,688

		483,764
Multi-Utilities—0.6%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	27,000	25,617
Crestwood Midstream Partners LP/Crestwood Midstream
Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	30,000	29,925
Eskom Holdings SOC Ltd., 6.35% Sr. Unsec. Nts., 8/10/28[1]	120,000	113,940
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	35,000	33,556
7.768% Sr. Unsec. Nts., 12/15/37[1]	10,000	11,550
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	30,000	29,250

		243,838

Total Corporate Bonds and Notes (Cost $38,254,974)		36,263,370

	Shares
Common Stocks—0.6%
Alcoa Corp.[11]	919	29,233
Avaya Holdings Corp.[11]	992	15,446
Bausch Health Cos, Inc.[11]	374	9,107
Carrizo Oil & Gas, Inc.[11]	1,466	25,083
Concordia International Corp.[11]	304	5,776
CyrusOne, Inc.	299	16,768
First Data Corp., Cl. A11	855	16,313
Herc Holdings, Inc.[11]	507	18,085
Kinross Gold Corp.[11]	4,444	12,043

37        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Common Stocks (Continued)
Newfield Exploration Co.[11]	650	$11,018
Quicksilver Resources, Inc.[11,12]	155,000	—
Targa Resources Corp.	224	9,997
United Rentals, Inc.[11]	149	17,452
United States Steel Corp.	1,187	27,372

Total Common Stocks (Cost $440,430)		213,693

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[11,12] (Cost
$4,061)	445	5,002

	Shares
Investment Company—3.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.17%[13,14] (Cost $1,257,236)	1,257,236	1,257,236
Total Investments, at Value (Cost $41,369,161)	96.6%	39,072,409
Net Other Assets (Liabilities)	3.4	1,395,768
Net Assets	100.0%	$40,468,177

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $21,630,110 or 53.45% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. Restricted security. The aggregate value of restricted securities at period end was $436,392, which represents 1.08% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/14/13-11/10/18	$42,724	$37,922	$(4,802)
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26	5/2/17	20,348	18,300	(2,048)
Diamond Resorts International, Inc., 10.75% Sr. Unsec. Nts., 9/1/24	1/13/17	55,000	50,462	(4,538)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23	1/24/18	29,700	30,450	750
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14-3/25/14	75,055	74,250	(805)

38        OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	3/11/15	$20,288	$18,600	$(1,688)
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/27/16	43,207	44,269	1,062
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	25,000	24,563	(437)
Trilogy International Partners LLC/ Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	54,728	54,038	(690)
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	1/9/15	59,038	56,850	(2,188)
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	26,581	26,688	107

		$451,669	$436,392	$(15,277)

7. Security received as the result of issuer reorganization.

8. Interest or dividend is paid-in-kind, when applicable.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $152,366 or 0.38% of the Fund’s net assets at period end.

11. Non-income producing security.

12. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

13. Rate shown is the 7-day yield at period end.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2018	Gross Additions	Gross Reductions	Shares November 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,702,926	8,513,241	8,958,931	1,257,236

39        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,257,236	$14,925	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$28,731,826	73.5%
Brazil	1,947,101	5.0
Canada	1,919,888	4.9
Argentina	731,200	1.9
Ukraine	644,209	1.7
Indonesia	621,331	1.6
Luxembourg	597,833	1.5
Mexico	406,202	1.0
Netherlands	382,637	1.0
Turkey	363,137	0.9
Bermuda	279,477	0.7
United Kingdom	246,713	0.6
China	235,885	0.6
Russia	221,073	0.6
Israel	220,369	0.6
Nigeria	202,380	0.5
Ireland	162,488	0.4
Singapore	160,091	0.4
New Zealand	158,369	0.4
Colombia	137,625	0.4
Mauritius	120,900	0.3
South Africa	113,940	0.3
France	102,375	0.3
United Arab Emirates	96,250	0.3
Belgium	83,049	0.2
Italy	50,018	0.1
Zambia	43,594	0.1
Australia	40,000	0.1
Trinidad and Tobago	24,437	0.1
Macau	17,975	0.0
Cayman Islands	10,037	0.0

Total	$39,072,409	100.0%

40        OPPENHEIMER GLOBAL HIGH YIELD FUND

Centrally Cleared Credit Default Swaps at November 30, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY 31	Sell	5.000%	12/20/23	USD 500	$(29,062)	$27,234	$(1,828)

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt
Indexes	$500,000	$—	BB

Total	$500,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:
Definitions
CDX.HY 31	Markit CDX High Yield Index
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
ICE	Intercontinental Exchange
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year

See accompanying Notes to Consolidated Financial Statements.

41        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES November 30, 2018 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $40,111,925)	$37,815,173
Affiliated companies (cost $1,257,236)	1,257,236

39,072,409
Cash	807,114
Centrally cleared swaps, at value (premiums paid $29,062)	27,234
Receivables and other assets:
Interest and dividends	664,246
Shares of beneficial interest sold	47,765
Other	19,157

Total assets	40,637,925

Liabilities
Centrally cleared swap collateral due	2,687
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	47,938
Shares of beneficial interest redeemed	21,338
Trustees’ compensation	8,595
Dividends	7,620
Distribution and service plan fees	6,269
Shareholder communications	2,851
Other	72,450

Total liabilities	169,748

Net Assets	$40,468,177

Composition of Net Assets
Par value of shares of beneficial interest	$4,592
Additional paid-in capital	45,916,442
Total accumulated loss	(5,452,857)

Net Assets	$40,468,177

42    OPPENHEIMER GLOBAL HIGH YIELD FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $21,369,953 and 2,424,345 shares of beneficial interest outstanding)	$8.81

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.25

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,364,616 and 722,410 shares of beneficial interest outstanding)	$8.81

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of
$9,133,077 and 1,036,498 shares of beneficial interest outstanding)	$8.81

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,332,145 and 264,523 shares of beneficial interest outstanding)	$8.82

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of
$1,268,386 and 143,829 shares of beneficial interest outstanding)	$8.82

See accompanying Notes to Consolidated Financial Statements.

43        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended November 30, 2018 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $912)	$1,394,764
Dividends:
Unaffiliated companies	3,336
Affiliated companies	14,925

Total investment income	1,413,025

Expenses
Management fees	159,511
Distribution and service plan fees:
Class A	25,458
Class C	33,531
Class R	5,545
Transfer and shareholder servicing agent fees:
Class A	18,469
Class C	5,745
Class I	1,468
Class R	1,946
Class Y	1,244
Shareholder communications:
Class A	8,515
Class C	3,470
Class I	40
Class R	2,365
Class Y	251
Legal, auditing and other professional fees	55,457
Custodian fees and expenses	30,485
Trustees’ compensation	9,594
Borrowing fees	601
Other	3,132

Total expenses	366,827
Less reduction to custodian expenses	(170)
Less waivers and reimbursements of expenses	(134,444)

Net expenses	232,213

Net Investment Income	1,180,812

44        OPPENHEIMER GLOBAL HIGH YIELD FUND

Realized and Unrealized Loss
Net realized loss on:
Investment transactions in unaffiliated companies	$(223,035)
Swap contracts	(2,292)

Net realized loss	(225,327)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	(1,367,858)
Swap contracts	(1,828)

Net change in unrealized appreciation/(depreciation)	(1,369,686)
Net Decrease in Net Assets Resulting from Operations	$(414,201)

See accompanying Notes to Consolidated Financial Statements.

45        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018[1]
Operations
Net investment income	$1,180,812	$2,432,145
Net realized gain (loss)	(225,327)	7,914
Net change in unrealized appreciation/(depreciation)	(1,369,686)	(1,687,719)

Net increase (decrease) in net assets resulting from operations	(414,201)	752,340
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(619,997)	(1,200,696)
Class C	(168,419)	(325,880)
Class I	(295,773)	(723,071)
Class R	(62,369)	(94,006)
Class Y	(43,911)	(109,242)

Total dividends and distributions declared	(1,190,469)	(2,452,895)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	553,830	(4,911,855)
Class C	(351,998)	173,441
Class I	(3,680,727)	3,817,547
Class R	236,953	716,623
Class Y	(209,739)	(636,985)

Total beneficial interest transactions	(3,451,681)	(841,229)
Net Assets
Total decrease	(5,056,351)	(2,541,784)
Beginning of period	45,524,528	48,066,312

End of period	$40,468,177	$45,524,528

1. Prior period amounts have been conformed to current year presentation. See Notes to Consolidated Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Consolidated Financial Statements.

46        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.51	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.26	0.49	0.45	0.44	0.49	0.26
Net realized and unrealized gain (loss)	(0.36)	(0.34)	0.45	(0.67)	(0.50)	0.25

Total from investment operations	(0.10)	0.15	0.90	(0.23)	(0.01)	0.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.49)	(0.46)	(0.45)	(0.49)	(0.26)
Net asset value, end of period	$8.81	$9.17	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	(1.14)%	1.61%	10.08%	(2.22)%	(0.07)%	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,370	$21,669	$27,376	$28,286	$31,973	$31,950
Average net assets (in thousands)	$21,670	$22,936	$29,041	$28,307	$31,185	$27,035
Ratios to average net assets:[5]
Net investment income	5.66%	5.19%	4.85%	4.90%	4.94%	4.64%
Expenses excluding specific expenses listed below	1.71%	1.68%	1.59%	1.56%	1.40%	1.49%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	1.71%[7]	1.68%[7]	1.59%[7]	1.56%[7]	1.40%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.06%	1.21%	1.24%	1.15%	1.15%
Portfolio turnover rate	21%	71%	89%	54%	67%	103%

47        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	1.71%
Year Ended May 31, 2018	1.68%
Year Ended May 31, 2017	1.59%
Year Ended May 31, 2016	1.57%

See accompanying Notes to Consolidated Financial Statements.

48        OPPENHEIMER GLOBAL HIGH YIELD FUND

Class C	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.50	$9.06	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.23	0.42	0.39	0.38	0.42	0.24
Net realized and unrealized gain (loss)	(0.35)	(0.33)	0.44	(0.68)	(0.50)	0.24
Total from investment operations	(0.12)	0.09	0.83	(0.30)	(0.08)	0.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.43)	(0.39)	(0.39)	(0.42)	(0.23)
Net asset value, end of period	$8.81	$9.16	$9.50	$9.06	$9.75	$10.25

Total Return, at Net Asset Value[4]	(1.38)%	0.90%	9.33%	(3.00)%	(0.76)%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,365	$6,972	$7,070	$4,458	$3,876	$1,576
Average net assets (in thousands)	$6,735	$7,161	$6,056	$4,083	$2,632	$543
Ratios to average net assets:[5]
Net investment income	4.96%	4.50%	4.18%	4.21%	4.24%	4.22%
Expenses excluding specific expenses listed below	2.50%	2.47%	2.55%	2.59%	2.56%	3.42%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	2.50%[7]	2.47%[7]	2.55%[7]	2.59%[7]	2.56%	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.76%	1.91%	1.94%	1.85%	1.85%
Portfolio turnover rate	21%	71%	89%	54%	67%	103%

49        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	2.50%
Year Ended May 31, 2018	2.47%
Year Ended May 31, 2017	2.55%
Year Ended May 31, 2016	2.60%

See accompanying Notes to Consolidated Financial Statements.

50        OPPENHEIMER GLOBAL HIGH YIELD FUND

Class I	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.50	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.27	0.52	0.48	0.47	0.49	0.28
Net realized and unrealized gain (loss)	(0.34)	(0.33)	0.44	(0.67)	(0.47)	0.25
Total from investment operations	(0.07)	0.19	0.92	(0.20)	0.02	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.53)	(0.49)	(0.48)	(0.52)	(0.28)
Net asset value, end of period	$8.81	$9.16	$9.50	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	(0.86)%	1.97%	10.34%	(1.87)%	0.28%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,133	$13,165	$9,843	$22,186	$15,272	$10
Average net assets (in thousands)	$9,730	$12,892	$16,472	$20,034	$7,400	$10
Ratios to average net assets:[5]
Net investment income	6.01%	5.56%	5.12%	5.26%	5.13%	4.89%
Expenses excluding specific expenses listed below	1.27%	1.24%	1.18%	1.27%	1.07%	1.16%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	1.27%[7]	1.24%[7]	1.18%[7]	1.27%[7]	1.07%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.71%	0.86%	0.89%	0.80%	0.80%
Portfolio turnover rate	21%	71%	89%	54%	67%	103%

51        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	1.27%
Year Ended May 31, 2018	1.24%
Year Ended May 31, 2017	1.18%
Year Ended May 31, 2016	1.28%

See accompanying Notes to Consolidated Financial Statements.

52        OPPENHEIMER GLOBAL HIGH YIELD FUND

Class R	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.51	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.25	0.47	0.44	0.42	0.46	0.26
Net realized and unrealized gain (loss)	(0.35)	(0.34)	0.43	(0.67)	(0.50)	0.24
Total from investment operations	(0.10)	0.13	0.87	(0.25)	(0.04)	0.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.47)	(0.43)	(0.43)	(0.46)	(0.25)
Net asset value, end of period	$8.82	$9.17	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	(1.15)%	1.36%	9.81%	(2.46)%	(0.31)%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,332	$2,185	$1,542	$554	$379	$116
Average net assets (in thousands)	$2,284	$1,873	$908	$447	$234	$47
Ratios to average net assets:[5]
Net investment income	5.41%	4.96%	4.66%	4.65%	4.68%	4.60%
Expenses excluding specific expenses listed below	2.09%	2.07%	2.39%	2.37%	2.45%	1.86%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	2.09%[7]	2.07%[7]	2.39%[7]	2.37%[7]	2.45%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.31%	1.46%	1.49%	1.39%	1.40%
Portfolio turnover rate Eon	21%	71%	89%	54%	67%	103%

53        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	2.09%
Year Ended May 31, 2018	2.07%
Year Ended May 31, 2017	2.39%
Year Ended May 31, 2016	2.38%

See accompanying Notes to Consolidated Financial Statements.

54        OPPENHEIMER GLOBAL HIGH YIELD FUND

Class Y	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.51	$9.07	$9.75	$10.25	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.27	0.52	0.48	0.47	0.52	0.29
Net realized and unrealized gain (loss)	(0.35)	(0.34)	0.45	(0.67)	(0.50)	0.24
Total from investment operations	(0.08)	0.18	0.93	(0.20)	0.02	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.52)	(0.49)	(0.48)	(0.52)	(0.28)
Net asset value, end of period	$8.82	$9.17	$9.51	$9.07	$9.75	$10.25

Total Return, at Net Asset Value[4]	(0.88)%	1.92%	10.41%	(1.92)%	0.23%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,268	$1,534	$2,235	$657	$1,132	$591
Average net assets (in thousands)	$1,457	$1,976	$1,068	$707	$724	$219
Ratios to average net assets:[5]
Net investment income	5.96%	5.50%	5.18%	5.18%	5.25%	5.20%
Expenses excluding specific expenses listed below	1.44%	1.44%	1.42%	1.50%	1.50%	1.62%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses	1.44%[7]	1.44%[7]	1.42%[7]	1.50%[7]	1.50%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.91%	0.94%	0.84%	0.84%
Portfolio turnover rate	21%	71%	89%	54%	67%	103%

55        OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended November 30, 2018	1.44%
Year Ended May 31, 2018	1.44%
Year Ended May 31, 2017	1.42%
Year Ended May 31, 2016	1.51%

See accompanying Notes to Consolidated Financial Statements.

56        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS November 30, 2018 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 10,800 shares with net assets of $502,025 in the Subsidiary.

57        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (continued)

Other financial information at period end:

Total market value of investments	$	—*
Net assets		$502,025
Net income (loss)		$(10,083)
Net realized gain (loss)		$—
Net change in unrealized appreciation/depreciation		$—

*At period end, the Subsidiary only held cash.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore,

58        OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (continued)

a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. Any return of capital estimates in excess of cost bases are classified as realized gain. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

59        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (continued)

investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended May 31, 2018, the Fund utilized $4,387 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $3,039,089, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

60        OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$41,370,036
Federal tax cost of other investments	29,062

Total federal tax cost	$41,399,098

Gross unrealized appreciation	$278,825
Gross unrealized depreciation	(2,578,280)

Net unrealized depreciation	$(2,299,455)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

61        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market

62        OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (continued)

participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities

63        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (continued)

(including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$800,430	$—	$ 800,430
Corporate Loans	—	532,678	—	532,678
Corporate Bonds and Notes	—	36,263,370	—	36,263,370
Common Stocks	213,693	—	—	213,693
Rights, Warrants and Certificates	—	—	5,002	5,002
Investment Company	1,257,236	—	—	1,257,236

Total Investments, at Value	1,470,929	37,596,478	5,002	39,072,409
Other Financial Instruments:
Centrally cleared swaps, at value	—	27,234	—	27,234

Total Assets	$1,470,929	$37,623,712	$5,002	$ 39,099,643

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting

64        OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (continued)

and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by

65        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (continued)

assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$47,938

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

66        OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$78,836
Market Value	$68,538
Market Value as % of Net Assets	0.17%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 22% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

67        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due

68        OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (continued)

to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

69        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $142,857 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

70        OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

71        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (continued)

	Asset Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Centrally cleared swaps, at value	$27,234

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts
Credit contracts	$(2,292)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts
Credit contracts	$(1,828)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2018		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	281,512	$2,567,872	857,228	$8,111,482
Dividends and/or distributions reinvested	63,988	580,923	111,259	1,046,849
Redeemed	(284,794)	(2,594,965)	(1,484,461)	(14,070,186)

Net increase (decrease)	60,706	$553,830	(515,974)	$(4,911,855)

Class C
Sold	104,112	$951,128	247,079	$2,333,787
Dividends and/or distributions reinvested	17,934	162,798	33,599	315,893
Redeemed	(160,569)	(1,465,924)	(263,832)	(2,476,239)

Net increase (decrease)	(38,523)	$(351,998)	16,846	$173,441

72        OPPENHEIMER GLOBAL HIGH YIELD FUND

7. Shares of Beneficial Interest (continued)

	Six Months Ended November 30, 2018		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class I
Sold	7,659	$70,060	399,752	$3,793,311
Dividends and/or distributions reinvested	31,694	287,695	76,854	722,544
Redeemed	(439,378)	(4,038,482)	(75,738)	(698,308)

Net increase (decrease)	(400,025)	$(3,680,727)	400,868	$3,817,547

Class R
Sold	52,254	$475,163	108,686	$1,023,948
Dividends and/or distributions reinvested	6,780	61,558	9,869	92,780
Redeemed	(32,830)	(299,768)	(42,489)	(400,105)

Net increase	26,204	$236,953	76,066	$716,623

Class Y
Sold	9,288	$83,935	121,034	$1,149,347
Dividends and/or distributions reinvested	4,816	43,755	11,527	108,676
Redeemed	(37,525)	(337,429)	(200,347)	(1,895,008)

Net decrease	(23,421)	$(209,739)	(67,786)	$(636,985)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$8,144,789	$11,550,228

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day

73        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (continued)

portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

74        OPPENHEIMER GLOBAL HIGH YIELD FUND

9. Fees and Other Transactions with Affiliates (continued)

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor
November 30, 2018	$7,457	$—	$240	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I shares, 1.40% for Class R shares and 0.85% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

75        OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (continued)

Class A	$54,352
Class C	19,667
Class I	19,435
Class R	7,195
Class Y	3,816

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $1,907. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $751 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective September 28, 2017, the Manager, upon discussion with the Board, voluntarily agreed to reduce its management fee by 0.20% of the Fund’s daily net assets. The management fee reduction is a voluntary undertaking and was terminated by the Manager in consultation with the Board on September 27, 2018. During the reporting period, the Manager waived fees and/or reimbursed the Fund $27,321.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value

76        OPPENHEIMER GLOBAL HIGH YIELD FUND

11. Pending Acquisition (continued)

to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

77        OPPENHEIMER GLOBAL HIGH YIELD FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio managers and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

78        OPPENHEIMER GLOBAL HIGH YIELD FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Kelly and Ruta Ziverte, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund and the Managers, including comparative performance information. The Board also reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail high yield bond funds. The Board noted that the Fund performed in line with its category median for the one-year period, ranking in the 50th percentile, though it underperformed its category median for the three-year period. The Board also considered, however, that the Fund was launched on November 8, 2013 and therefore has a relatively short performance history.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were higher than its peer group medians and its category medians. The Board further considered the Fund’s current fee waivers, specifically that (a) the Adviser has contractually agreed to waive fees and/or reimburse certain Fund expenses so that total expenses, as a percentage of average daily net assets, will not exceed the following annual rates: 1.15% for Class A shares, 1.85% for Class C shares, 1.40% for Class R shares, 0.85% for Class Y shares and 0.80% for Class I shares; (b) the Adviser has contractually agreed to waive fees and/ or reimburse Fund expenses in an amount equal to the management fee it receives from the Fund’s subsidiary; (c) the Adviser has voluntarily agreed to waive fees and/or reimburse expenses in an amount equal to the indirect management fees incurred through the Fund’s

79        OPPENHEIMER GLOBAL HIGH YIELD FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

investments in funds managed by the Adviser or its affiliates; and (d) effective September 28, 2017, the Adviser has voluntarily agreed to waive 0.20% of its management fee for the Fund. The Board noted that the contractual waivers may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board and that the voluntary waivers and/or expense reimbursements may be amended or terminated by the Manager in consultation with the Board at any time. Finally, the Board considered that the Adviser, in its capacity as the Fund’s transfer agent, voluntarily waived and/or reimbursed the Fund for transfer agent fees in an amount equal to 0.015% of average annual net assets, and that effective January 1, 2018, after discussions with the Board, the Fund’s transfer agent fee rate was decreased.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

80        OPPENHEIMER GLOBAL HIGH YIELD FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

81        OPPENHEIMER GLOBAL HIGH YIELD FUND

OPPENHEIMER GLOBAL HIGH YIELD FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Chris Kelly, Vice President
Ruta Ziverte, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2019 OppenheimerFunds, Inc. All rights reserved.

82        OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

83        OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.
Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1350.001.1118 January 22, 2019

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/18/2019